Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Annual Report (Form 10-K) of The Knot, Inc. of our report dated March 12, 2009, with respect to the consolidated financial statements of The Knot, Inc., included in the 2008 Annual Report to Shareholders of The Knot, Inc.

Our audits also included the financial statement schedule of The Knot, Inc. listed in the Index at Item 15. This schedule is the responsibility of The Knot, Inc.’s management. Our responsibility is to express an opinion based on our audits. In our opinion, as to which the date is March 12, 2009, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-74398) of The Knot, Inc.,
(2) Registration Statement (Form S-8 No. 333-96179) of The Knot, Inc.,
(3) Registration Statement (Form S-8 No. 333-41960) of The Knot, Inc.,
(4) Registration Statement (Form S-8 No. 333-113824) of The Knot, Inc.,
(5) Registration Statement (Form S-3 No. 333-111060) of The Knot, Inc.,
(6) Registration Statement (Form S-3 No. 333-124177) of The Knot, Inc.,
(7) Registration Statement (Form S-3 No. 333-135877) of The Knot, Inc., and
(8) Registration Statement (Form S-8 No. 333-141275) of The Knot, Inc.

of our report dated March 12, 2009, with respect to the consolidated financial statements of The Knot, Inc. incorporated herein by reference, our report dated March 12, 2009, with respect to the effectiveness of internal control over financial reporting of The Knot, Inc., included herein, and our report included in the preceding paragraph with respect to the financial statement schedule of The Knot, Inc. included in this Annual Report (Form 10-K) of The Knot, Inc. for the year ended December 31, 2008.

/s/ Ernst & Young LLP

New York, New York
March 12, 2009